Deferred Policy Acquisition Costs	12 Months Ended
Dec. 31, 2011
Deferred Policy Acquisition Costs [Abstract]
Deferred Policy Acquisition Costs
G.	Deferred Policy Acquisition Costs

Deferred policy acquisition costs consisted of the following at December 31 (in millions):

	2011	2010
Property and casualty insurance	$189	$181
Annuity and supplemental insurance:
Policy acquisition costs	898	793
Policyholder sales inducements	207	208
Present value of future profits (“PVFP”)	144	164
Impact of unrealized gains and losses on securities	(537)	(315)

Total annuity and supplemental	712	850

	$901	$1,031

See “Accounting Standards Retrospectively Adopted in 2012” under Note A – “Accounting Policies.”

During 2011, 2010 and 2009, amortization of property and casualty deferred policy acquisition costs (included in “Commissions and other underwriting expenses”) was $425 million, $404 million and $421 million, respectively. Amortization of annuity and supplemental insurance policy acquisition costs was $126 million, $137 million and $107 million in these periods, respectively.

During 2011, 2010 and 2009, AFG capitalized $20 million, $33 million and $32 million respectively, relating to sales inducements offered to annuity policyholders. Amortization of sales inducements was $21 million, $36 million and $20 million in these periods, respectively.

The PVFP amounts in the table above are net of $195 million and $174 million of accumulated amortization at December 31, 2011 and 2010, respectively. Amortization of the PVFP was $20 million in 2011, $26 million in 2010 and $29 million in 2009. During each of the next five years, the PVFP is expected to decrease at a rate of approximately one-sixth of the balance at the beginning of each respective year.